UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2013

AMERICAN BAR ASSOCIATION MEMBERS /

NORTHERN TRUST COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Charter)

Illinois	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	Termination of a Material Definitive Agreement.

On February 22, 2013, Northern Trust Investments, Inc. (the “Trustee”), as trustee of the American Bar Association Members/Northern Trust Collective Trust, terminated the Investment Advisor Agreement by and between the Trustee and Allianz Global Investors U.S. LLC (“AGI US”), pursuant to which AGI US provided investment advice with respect to the Small-Mid Cap Equity Fund.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / NORTHERN TRUST COLLECTIVE TRUST

Date: February 25, 2013	By:	/s/ Thomas R. Benzmiller
Name: Thomas R. Benzmiller Title: Principal Executive Officer

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